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                                AMENDMENT TO THE
                        INFINITY BROADCASTING CORPORATION
                               DEFERRED SHARE PLAN


         The Infinity Broadcasting Corporation Deferred Share Plan (the "Plan"), as amended and restated as of August 16, 1993, and amended as of November 19, 1993, is hereby further amended as follows to reflect the Company's three-for-two stock split in the form of a stock dividend, effective as of May 19, 1995:

         Section 3 of the Plan is amended so that the first sentence thereof reads in its entirety as follows:

         "Subject to Section 4.4, the maximum number of Class A Deferred Shares which may be granted pursuant to the terms of the Plan shall be 360,962 and the maximum number of Class B Deferred Shares which may be granted pursuant to the terms of the Plan shall be 1,174,454."

         IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment as of the 15th day of June, 1995.


                                       INFINITY BROADCASTING CORPORATION


                                       By:_____________________________________
                                              Name:  Farid Suleman
                                              Title:  VP of Finance